Valeritas Announces Agreement for Zealand Pharma to Acquire Business and Retain Employees
Company and Subsidiaries Commence Voluntary Chapter 11 to Facilitate Value-Maximizing Sale
Commercially Successful Business to Continue as Usual During Court-Supervised Sale Process
Commitment Obtained for Debtor-in-Possession Financing to Support Ongoing Operations

BRIDGEWATER, New Jersey, February 9, 2020 - Valeritas Holdings, Inc. (NASDAQ: VLRX) (“Valeritas” or the “Company”), a medical technology company and maker of the V-Go® Wearable Insulin Delivery device, today announced an agreement to sell substantially all of the business to Zealand Pharma A/S (NASDAQ: ZEAL) (“Zealand”), a Denmark-based biotechnology company. The transaction contemplates the retention of nearly the entirety of the Valeritas workforce.
To accomplish the sale in the most efficient manner, Valeritas and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”). Concurrently, the Company filed a motion requesting approval of a stalking horse asset purchase agreement with Zealand and to initiate a competitive bidding process under Section 363 of the Bankruptcy Code designed to achieve the highest or otherwise best offer for the business.
Valeritas expects to continue operating its business as usual and has obtained a commitment for debtor-in-possession (“DIP”) financing from HB Fund LLC. Subject to Court approval, this DIP financing will provide sufficient liquidity to support ongoing operations during the process, including the continued production and sale of V-Go®.
“After a thoughtful and thorough review of strategic alternatives, we determined that a process to sell our business is the best path forward to maximize value for all stakeholders,” said John Timberlake, President and Chief Executive Officer. “During this process, we will remain focused on successfully serving our patients and healthcare providers as we continue to work hard to improve the health of and simplify the lives of people with diabetes.”
“We believe that entering the process with an agreed offer from Zealand, whose stated goal is to work with our highly-talented workforce to build a successful commercial competitor in the U.S. diabetes market, is the most advantageous option for Valeritas. We thank our employees for their continued hard work and commitment towards fulfilling our vision of making V-Go® the future standard of care for how patients with type 2 diabetes deliver their insulin,” Mr. Timberlake added.
The agreement with Zealand, which was reached following a robust and extensive marketing process, provides total cash consideration of $23 million and includes the assumption of certain liabilities related to the ongoing business. It contemplates that Zealand, at close, would continue the Company’s commercially-focused operations and retain nearly all Valeritas employees.
To ensure a smooth transition into Chapter 11, the Company filed with the Court a series of customary motions seeking to uphold its commitments to its valued employees and other stakeholders during the process. These “first day” motions include requests to continue to pay wages and provide benefits to employees in the normal course, offer essential customer programs, and otherwise operate the business as usual to facilitate the delivery of product to patients, without interruption.
Additional information about the Valeritas Chapter 11 proceeding, including access to Court documents, can be found at www.kccllc.net/valeritas. Vendors with questions can call a dedicated hotline at (877) 709-4747 (toll-free) between the hours of 9 AM and 5 PM Eastern, Monday through Friday.
DLA Piper LLP (US) is serving as legal counsel to Valeritas, Lincoln International is serving as investment banker, and PricewaterhouseCoopers LLP is serving as financial advisor.

About Valeritas Holdings, Inc.
Valeritas is a commercial-stage medical technology company focused on improving health and simplifying life for people with diabetes by developing and commercializing innovative technologies. Valeritas’ flagship product, V-Go® Wearable Insulin Delivery device, is a simple, affordable, all-in-one basal-bolus insulin delivery option for adult patients requiring insulin that is worn like a patch and can eliminate the need for taking multiple daily shots. V-Go® administers a continuous preset basal rate of insulin over 24 hours, and it provides discreet on-demand bolus dosing at mealtimes. It is the only basal-bolus insulin delivery device on the market today specifically designed keeping in mind the needs of type 2 diabetes patients. Headquartered in Bridgewater, New Jersey, Valeritas operates its R&D functions in Marlborough, Massachusetts.

Forward-Looking Statements
This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell substantially all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations while the Company works to complete its sale process; the Company’s intended use of the proceeds from the DIP financing; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s drug delivery device and patient support services during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”) (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent quarterly and periodic reports), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this press release. The forward-looking statements in this press release are qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
For more information about the disclosures in this press release, please refer to the Company’s Current Report on Form 8-K, which is expected to be filed with the SEC on Monday, February 10, 2020.

Media Contacts:
Sherri L. Toub / Ross Lovern
Kekst CNC
sherri.toub@kekstcnc.com / ross.lovern@kekstcnc.com
(212) 521-4800